SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  July 23, 1998




                                ITEX CORPORATION
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             (Exact name of registrant as specified in its charter)



NEVADA                               0-18275                         93-02292994
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(State or other                   (Commission                   (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)



10300 S.W. Greenburg Road, Portland, Oregon                           97223
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (503) 244-4673
                                                  ------------------------------





(Former name or address, if changed since last report.)

ITEM 2.  Other Events

On April 17, 1998, ITEX Corporation (the "Company") filed a Form 8-K reporting the closing of a sale of 53,500 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") in a non-registered private placement pursuant to Regulation S under the Securities Act of 1933, as amended.

Pursuant to the terms of conversion of the Series A Preferred Stock, all 53,500 shares of that stock (100%) have been converted into common stock as of July 21, 1998. A total of 3,612,000 shares of common stock were issued in conversion of the Series A Preferred Stock. As of this date 11,285,000 shares of the Company's common stock are issued and outstanding.

ITEM 7.  Financial Statements and Exhibits

None



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 23rd day of July, 1998.

                                            ITEX Corporation



                                   By:  /s/ Graham H. Norris
                                     -------------------------------------------
                                     Graham H. Norris
                                     Title:  President & Chief Executive Officer